July 21, 2023

BNY MELLON INVESTMENT FUNDS I

BNY Mellon Small Cap Value Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of investment professionals employed by NIMNA. The team members who are jointly and primarily responsible for managing the fund's portfolio are Joseph M. Corrado, CFA, and Andrew Leger. Mr. Corrado has been a primary portfolio manager of the fund since February 2000. Mr. Leger has been a primary portfolio manager of the fund since September 2021. Messrs. Corrado and Leger are each portfolio managers at NIMNA.

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The following information supersedes and replaces the fourth paragraph in the section "Fund Details – Management" in the prospectus:

The fund is managed by a team of investment professionals employed by NIMNA. The team members who are jointly and primarily responsible for managing the fund's portfolio are Joseph M. Corrado, CFA, and Andrew Leger. Mr. Corrado has been a primary portfolio of the fund since February 2000. Mr. Leger has been a primary portfolio manager of the fund since September 2021. Mr. Corrado is a portfolio manager at NIMNA, and has been employed by NIMNA or a predecessor company of NIMNA since 1986. Mr. Leger is a portfolio manager at NIMNA, and has been employed by NIMNA or a predecessor company of NIMNA since 2014.

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